Contract #:  830017


                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1


         This Service Agreement, made and entered into this 2nd day of November, 1995, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a
Delaware   Corporation   (herein  called   "Pipeline")  and  NATIONAL  FUEL  GAS
DISTRIBUTION CORPORATION (herein called "Customer", whether one or more),

                              W I T N E S S E T H:

         WHEREAS, Customer and Pipeline currently are parties to executed service agreements under Pipeline's Rate Schedules FT-1, and CDS (Pipeline Contract Nos. 800339, 800363 and 800340); and

         WHEREAS, Customer and Pipeline have agreed to reform Customer's service agreements by, inter alia, extending the term of certain of Customer's service agreements; and

         WHEREAS, Customer and Pipeline desire to enter into this Service Agreement to supersede Customer's existing Rate Schedule FT-1 service agreement (Pipeline Contract No. 800363);

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:


                                    ARTICLE I

                               SCOPE OF AGREEMENT

         Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule FT-1, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Pipeline's Rate Schedule FT-1, Pipeline agrees to deliver for Customer's account quantities of natural gas up to the following quantity:

                     Maximum Daily Quantity (MDQ) 44,313 dth

         Pipeline shall receive for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) for transportation hereunder daily quantities of gas up to Customer's MDQ, plus Applicable Shrinkage. Pipeline shall transport and deliver for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)

referred to as Point(s) of Delivery) such daily quantities tendered up to such Customer's MDQ.

         Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the applicable MDQ.

         In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule FT-1 and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.


                                   ARTICLE II
                                TERM OF AGREEMENT

         The term of this Service Agreement shall commence on the later of: (1) November 1, 1995 or (ii) the date on which Customer has executed all of Pipeline's Contract Nos. 830016, 830017 and 820004, and shall continue in force and effect until October 31, 2001 and year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon two (2) years prior written notice to the other specifying a termination date of any year occurring on or after the expiration of the primary term. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)


         THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

         Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.


                                   ARTICLE III

                                  RATE SCHEDULE

         This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule FT-1 and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

         Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated the applicable prices established under Pipeline's Rate Schedule FT-1 as filed with the Federal Energy Regulatory commission, and as same may hereafter be legally amended or superseded.

         Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule FT-1, (b) Pipeline's Rate Schedule FT-1 pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule FT-1. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)


change the MDQ specified in Article I, to change the term of the service agreement as specified in Article II, to change Point(s) of Receipt specified in
Article IV, to change the Point (s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.


                                   ARTICLE IV

                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

         The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement.

         Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

         Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.


                                    ARTICLE V

                                     QUALITY

         All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that it the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in
Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the
Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)


                                   ARTICLE VI

                                    ADDRESSES

         Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

              (a)  Pipeline:           Texas Eastern Transmission Corporation
                                       5400 Westheimer Court
                                       Houston, Texas 77056-5310

              (b)  Customer:           NATIONAL FUEL GAS DISTRIBUTION
                                       10 LAYFAYETTE SQUARE
                                       BUFFALO, NY 14203

or such other address as either party shall designate by formal written notice.


                                   ARTICLE VII

                                   ASSIGNMENTS

         Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)


of the General Terms and Conditions. To the extent Customer so desires, when it releases capacity pursuant to Section 3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.


                                  ARTICLE VIII

                                 INTERPRETATION

         The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

         This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.


                                   ARTICLE IX

                        CANCELLATION OF PRIOR CONTRACT(S)

         This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contracts) between the parties hereto as described below:

         Service Agreement(s) dated, September 24, 1993 between Pipeline and Customer under Pipeline's Rate Schedule FT-1 (Pipeline's contract No. 800363).

                                SERVICE AGREEMENT
                             FOR RATE SCHEDULE FT-1
                                   (Continued)


         IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                                       TEXAS EASTERN TRANSMISSION CORPORATION



                                       By /s/ Robert B. Evans
                                         --------------------------------------
                                          Vice President



ATTEST:


/s/ Robert W. Reed
------------------------------------
ROBERT W. REED
CORPORATE SECRETARY

                                       NATIONAL FUEL GAS DISTRIBUTION



                                       By /s/ Philip C. Ackerman
                                         --------------------------------------
                                          Philip C. Ackerman
                                          President

ATTEST:


/s/ David F. Smith
-----------------------------------
David F. Smith
Secretary

                                                              Contract # 830017



   EXHIBIT A, TRANSPORTATION PATH FOR BILLING PURPOSES DATED NOVEMBER 2, 1995
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
            NATIONAL FUEL GAS DISTRIBUTION CORPORATION ("Customer") ,
                            DATED September 24, 1993:


(1)   Customer's firm Point(s) of Receipt:


                                                 Maximum Daily
                                                 Receipt
                                                 Obligation (plus
Point of                                         Applicable            Measurement
Receipt    Description                           Shrinkage)  (dth)     Responsibilities      Owner         Operator
--------   -----------                           -----------------     ----------------      -----         --------

70028      SOUTHERN NATURAL (FROM T.E.) -          110  *              TX EAST TRAN          TX EAST       SOTHN NAT GS
           KOSCIUSKO, MS                                                                      TRAN

70217      UNITED GAS KOSCIUSKO, MS ATTALA       2,432  *              UNIT GAS PL           UNIT GAS      UNIT GAS PL
           Co., MS                                                                            PL

72601      SEAGULL SHORELINE SYSTEM -            1,663                 SEAGULL SHOR          SEAGULL       SEAGULL SHOR
           MATAGORDA CO., TX.  MATAGORDA                                                      SHOR
           CO., TX

72655      TOMCAT - CALHOUN CO., TX CALHOUN      2,516                 TRANSCO               TRANSCO       TRANSCO
           CO., TX


* Included in Firm Receipt Point Entitlements as set forth in Section 14 of Pipeline's General Terms and Conditions at the Kosciusko, Mississippi Point of Receipt.

(2) Customer shall have Pipeline' s Master Receipt Point List ("MRPL"). Customer hereby agree that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

Customer hereby agrees to comply with the Receipt Pressure obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                                              Contract # 830017

                   NATIONAL FUEL GAS DISTRIBUTION CORPORATION




                                                      Transportation
                            Transportation Path    Path Quantity (Dth/p)
                            -------------------    ---------------------

                            Ml to M2                      44,313








SIGNED FOR IDENTIFICATION

PIPELINE:  /s/ Robert B. Evans
         -----------------------------------

CUSTOMER:  /s/ Philip C. Ackearman
         -----------------------------------

SUPERSEDES EXHIBIT A DATED:  9/24/93
                           -----------------

                                                              Contract #:830017

            EXHIBIT B, POINT (S) OF DELIVERY, DATED NOVEMBER 2, 1995
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
             NATIONAL FUEL GAS DISTRIBUTION CORPORATION ("Customer")
                            DATED September 24, 1993:

                                        Maximum
                                        Daily
   Point of                             Delivery     Deliver  Pressure           Measurement
   Delivery  Description                Obligation   Obligation                  Responsibilities   Owner       Operator
   --------  -----------                ----------   ----------                  ----------------   -----       --------
                                          (dth)
1.   70004   CNG TRANSMISSION -                      As provided in Section 6    TX EAST TRAN       TX EAST     TX EAST
             CLARINGTON, OH MONROE                   of the General Terms and                       TRAN        TRAN
             CO., OH                                 Conditions of Pipeline's
                                                     FERC Gas Tariff

2.   70051   CNG TRANSMISSION  -                     As provided in Section 6    TX EAST TRAN       TX EAST     CNG TRANS
             SOMERSET, PA  SOMERSET                  of the General Terms and                       TRAN
             CO.,  PA                                Conditions of Pipeline's
                                                     FERC Gas Tariff

3.   70372   CNG  RANSMISSION  -                     At the operating  pressure  TX EAST TRAN       TX EAST     CNG TRANS
             MOUNDSVILLE, WV MARSHALL                existing at the point of                       TRAN
             Co.,  WV                                delivery

4.   70450   CNG TRANSMISSION  -                     At the operation pressure   TX EAST TRAN       TX EAST     CNG TRANS
             SUMMERFIELD,OH  NOBLE                   existing at the point of                       TRAN
             CO.,   OH                               Delivery

5.   70471   CNG TRANSMISSON -                       200 pounds per square       TX EAST TRAN       TX FAST     CNG TRANS
             WOODSFIELD,   OH   MONROE               inch gauge                                     TRAN
             CO.,   OH

6.   70983   CNG  TRANSMISSION  -                    300 pounds per square       CNG TRANS          CNG         CNG TRANS
             POWHATAN  POINT,  OH                    inch gauge                                     TRANS
             MONROE CO., OH

7.   72533   DAMSON (PEOPLES) MM -                   At the operating pressure   PEOPLES            PEOPLES     DAMSON
             SOMERSET,   PA   SOMERSET               existing at the point of    NG(PA)             NG(PA)      OIL
             CO.,   PA                               Delivery

8.   75037   CNG                                     As provided in Section 6    TX EAST TRAN       TX EAST     CNG TRANS
             TRANSMISSION-WAYNESBURG                 Of the General Terms and                       TRAN
             PA(D70037) GREENE CO., PA               Conditions of Pipeline's
                                                     FERC Gas Tariff

9.   75082   TETCO - OAKFORD STORAGE,                575 pounds per square       CNG TRANS          TX EAST     CNG TRANS
             PA-(D70082/R76082)                      inch gauge                                     TRAN
             WESTMORELAND CO., PA

                                                             Contract #: 830017

                   EXHIBIT B, POINT(S) OF DELIVERY (Continued)
                   NATIONAL FUEL GAS DISTRIBUTION CORPORATION



                                        Maximum
                                        Daily
   Point of                             Delivery     Deliver Pressure            Measurement
   Delivery  Description                Obligation   Obligation                  Responsi bilities  Owner       Operator
   --------  -----------                ----------   ----------                  -----------------  -----       --------
                                          (dth)
10.  79921   COMPRESSOR STATION 21A                  At any pressure provided    TX EAST TRAN       TX EAST     CNG TRANS
             (UNIONTOWN)  FAYETTE CO                 by Texas Eastern not to                        TRAN
             PA                                      exceed 1 000 pounds per
                                                     square inch gauge

11.  79855   CNG - NATIONAL FUEL          44,313     N/A                         N/A                N/A         N/A
             DISTRIBUTION FOR
             NOMINATION PURPOSES


provided, however, that all service under this Service Agreement shall be within the limitations set forth in the Dispatching Agreement dated September 24, 1993 between Pipeline, Customer and CNG Transmission Corporation.








SIGNED FOR IDENTIFICATION:

PIPELINE:  /s/ Robert B. Evans
         ---------------------------------

CUSTOMER:  /s/ Philip C. Ackerman
         ---------------------------------

SUPERSEDES EXHIBIT B DATED  9/24/93
                          ----------------

                                                              Contract #:830017


    EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
    DATED NOVEMBER 2, 1995, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE FT-1
         BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("PIPELINE") AND
            NATIONAL FUEL GAS DISTRIBUTION CORPORATION ("CUSTOMER"),
                           DATED September 24, 1993:


                          ZONE BOUNDARY ENTRY QUANTITY
                                      Dth/D
                                       To

==============================================================================================================
FROM     STX    ETX    WLA   ELA  Ml-24   Ml-30   M1-TXG  M1-TGC   M2-24   M2-30   M2-TXG    M2-TGC    M2   M3
==============================================================================================================


==============================================================================================================
STX                                                       1718
==============================================================================================================
ETX                               4610            2600
==============================================================================================================
WLA                                               531     1152
==============================================================================================================
ELA                                       34313
==============================================================================================================
Ml-24                                                              4610
==============================================================================================================
Ml-30                                                                      34313
==============================================================================================================
M1-TXG                                                                             3131
==============================================================================================================
M1-TGC                                                                                       2870
==============================================================================================================
M2-24
==============================================================================================================
M2-30
==============================================================================================================
M2-TXG
==============================================================================================================
M2-TGC
==============================================================================================================
M2
==============================================================================================================
M3
==============================================================================================================

                                                              Contract #:830017

                              EXHIBIT C (Continued)
                   NATIONAL FUEL GAS DISTRIBUTION CORPORATION

                           ZONE BOUNDARY EXIT QUANTITY
                                      Dth/D

                                       To

========================================================================================================
FROM   STX   ETX  WLA   ELA   Ml-24   Ml-30  M1-TXG  M1-TGC   M2-24    M2-30    M2-TXG   M2-TGC  M2   M3
========================================================================================================


========================================================================================================
STX
========================================================================================================
ETX
========================================================================================================
WLA
========================================================================================================
ELA
========================================================================================================
Ml-24                                                         4610
========================================================================================================
Ml-30                                                                  34313
========================================================================================================
M1-TXG                                                                          3131
========================================================================================================
M1-TGC                                                                                   2870
========================================================================================================
M2-24
========================================================================================================
M2-30
========================================================================================================
M2-TXG
========================================================================================================
M2-TGC
========================================================================================================
M2
========================================================================================================
M3
========================================================================================================


SIGNED FOR IDENTIFICATION
                         --------------------------------------

PIPELINE:  /s/ Robert B. Evans
         ------------------------------------------------------

CUSTOMER:  /s/ Philip C. Ackerman
         ------------------------------------------------------

SUPERSEDES EXHIBIT C DATED  9/24/93
                          -------------------------------------


                                       C-2